Exhibit 99.1
INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE INFORMATION

	December 31, 2008
	As		As
	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)
Assets:
Current Assets
Cash and cash equivalents	$49,294	$—	$49,294
Accounts receivable:
Trade, net	122,678	—	$122,678
Retainage	31,244	—	$31,244
Cost and estimated earnings in excess of billings on uncompleted contracts	12,589	—	$12,589
Inventories	12,316	—	$12,316
Prepaid expenses and other current assets	6,530	8	$6,538
Assets held for sale from discontinued operations	1,860	—	$1,860

Total current assets	236,511	8	236,519

Property and equipment, net	24,991	297	$25,288
Goodwill, net	4,383	590	$4,973
Other noncurrent assets, net	20,999	(8)	$20,991

Total assets	$286,884	$887	$287,771

Liabilities and Stockholders’ Equity
Current Liabilities
Current maturities of long-term debt	2,717	—	$2,717
Accounts payable and accrued expenses	64,806	3,067	$67,873
Billings in excess of cost and estimated earnings on uncompleted contracts	37,483	—	$37,483
Liabilities related to assets held for sale and from discontinued operations	372	—	$372

Total current liabilities	105,378	3,067	108,445

Long-term debt, net of current maturities	26,215	—	$26,215
Other noncurrent liabilities	11,699	2	$11,701

Total liabilities	143,292	3,069	146,361

Stockholders’ equity	143,592	(2,182)	141,410

Total liabilities and stockholders’ equity	$286,884	$887	$287,771

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE INFORMATION

	Three months ended December 31, 2008
	As		As
	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)
Revenues	$173,370	$(330)	$173,040
Cost of services	143,710	1,420	145,130

Gross profit	29,660	(1,750)	27,910

Selling, general and administrative expenses	28,801	319	29,120
(Gain) loss on sale of assets	(103)	—	(103)
Restructuring charges	392	—	392

Income from operations	570	(2,069)	(1,499)

Other (income) expense
Interest expense	985	—	985
Interest (income)	(160)	—	(160)
Other, net	(151)	10	(141)

Interest and other expense, net	674	10	684

Income from continuing operations before income taxes	(104)	(2,079)	(2,183)
Provision for income taxes	(29)	(924)	(953)

Net income (loss) from continuing operations	(75)	(1,155)	(1,230)

Discontinued operations
Loss from discontinued operations	(29)	—	(29)
Provision (benefit) for income taxes	(14)	—	(14)

Net loss from discontinued operations	(15)	—	(15)

Net Income (loss)	$(90)	(1,155)	(1,245)

Basic earnings (loss) per share:
Continuing operations	$(0.01)	$(0.08)	$(0.09)

Discontinued operations	$(0.00)	$0.00	$(0.00)

Total	$(0.01)	$(0.08)	$(0.09)

Diluted earnings (loss) per share
Continuing operations	$(0.01)	$(0.08)	$(0.09)

Discontinued operations	$(0.00)	$0.00	$(0.00)

Total	$(0.01)	$(0.08)	$(0.09)

Shares used in the computation of earnings (loss) per share:
Basic	14,318,776	14,318,776	14,318,776

Diluted	14,318,776	14,318,776	14,318,776

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE INFORMATION

	March 31, 2009
	As		As
	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)
Assets:
Current Assets
Cash and cash equivalents	$51,569	$—	$51,569
Accounts receivable:
Trade, net	127,089	—	127,089
Retainage	30,114	—	30,114
Cost and estimated earnings in excess of billings on uncompleted contracts	15,259	—	15,259
Inventories	10,623	—	10,623
Prepaid expenses and other current assets	7,752	8	7,760
Assets held for sale from discontinued operations	392	—	392

Total current assets	242,798	8	242,806

Long-term receivable	3,730	—	3,730
Property and equipment, net	24,780	188	24,968
Goodwill, net	4,373	590	4,963
Other noncurrent assets, net	20,366	(8)	20,358

Total assets	$296,047	$778	$296,825

Liabilities and Stockholders’ Equity
Current Liabilities
Current maturities of long-term debt	2,503	—	2,503
Accounts payable and accrued expenses	75,816	1,973	77,789
Billings in excess of cost and estimated earnings on uncompleted contracts	36,487	—	36,487
Liabilities related to assets held for sale and from discontinued operations	319	—	319

Total current liabilities	115,125	1,973	117,098

Long-term debt, net of current maturities	26,385	—	26,385
Other noncurrent liabilities	11,852	2	11,854

Total liabilities	153,362	1,975	155,337

Stockholders’ equity	142,685	(1,197)	141,488

Total liabilities and stockholders’ equity	$296,047	$778	$296,825

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE INFORMATION

	Three months ended March 31, 2009			Six months ended March 31, 2009
	As		As	As		As
	Reported	Adjustments	Restated	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues	$167,305	$—	$167,305	$340,675	$(330)	$340,345
Cost of services	137,517	(107)	137,410	281,227	1,313	282,540

Gross profit	29,788	107	29,895	59,448	(1,643)	57,805

Selling, general and administrative expenses	29,147	(2,087)	27,060	57,546	(1,768)	55,778
(Gain) loss on sale of assets	(75)	—	(75)	(178)	0	(178)
Restructuring charges	1,908	366	2,274	2,702	366	3,068

Income from operations	(1,192)	1,828	636	(622)	(241)	(863)

Other (income) expense
Interest expense	1,105	—	1,105	2,090	—	2,090
Interest (income)	(113)	—	(113)	(273)	—	(273)
Other, net	(67)	—	(67)	(217)	10	(207)

Interest and other expense, net	925	—	925	1,600	10	1,610

Income from continuing operations before income taxes	(2,117)	1,828	(289)	(2,222)	(251)	(2,473)
Provision for income taxes	(926)	843	(83)	(955)	(81)	(1,036)

Net income (loss) from continuing operations	(1,191)	985	(206)	(1,267)	(170)	(1,437)

Discontinued operations
Loss from discontinued operations	(73)	—	(73)	(102)	—	(102)
Provision (benefit) for income taxes	(30)	—	(30)	(44)	—	(44)

Net loss from discontinued operations	(43)	—	(43)	(58)	—	(58)

Net Income (loss)	$(1,234)	$985	$(249)	$(1,325)	$(170)	$(1,495)

Basic earnings (loss) per share:
Continuing operations	$(0.08)	$0.07	$(0.01)	$(0.10)	$(0.01)	$(0.10)

Discontinued operations	$(0.01)	$0.00	$(0.01)	$(0.00)	$0.00	$(0.00)

Total	$(0.09)	$0.07	$(0.02)	$(0.10)	$(0.01)	$(0.10)

Diluted earnings (loss) per share
Continuing operations	$(0.08)	$0.07	$(0.01)	$(0.10)	$(0.01)	$(0.10)

Discontinued operations	$(0.01)	$0.00	$(0.01)	$(0.00)	$0.00	$(0.00)

Total	$(0.09)	$0.07	$(0.02)	$(0.10)	$(0.01)	$(0.10)

Shares used in the computation of earnings (loss) per share:
Basic	14,322,439	14,322,439	14,322,439	14,320,588	14,320,588	14,320,588

Diluted	14,322,439	14,322,439	14,322,439	14,320,588	14,320,588	14,320,588

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE INFORMATION

	June 30, 2009
	As		As
	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)
Assets:
Current Assets
Cash and cash equivalents	$60,544	$—	$60,544
Accounts receivable:
Trade, net	120,795	—	120,795
Retainage	31,110	—	31,110
Cost and estimated earnings in excess of billings on uncompleted contracts	15,750	—	15,750
Inventories	10,074	—	10,074
Prepaid expenses and other current assets	7,320	8	7,328
Assets held for sale from discontinued operations	511	—	511

Total current assets	246,104	8	246,112

Long-term receivable	3,732	—	3,732
Property and equipment, net	25,932	—	25,932
Goodwill, net	4,330	590	4,920
Other noncurrent assets, net	19,235	(8)	19,227

Total assets	$299,333	$590	$299,923

Liabilities and Stockholders’ Equity
Current Liabilities
Current maturities of long-term debt	3,556	—	3,556
Accounts payable and accrued expenses	77,813	1,964	79,777
Billings in excess of cost and estimated earnings on uncompleted contracts	34,407	—	34,407
Liabilities related to assets held for sale and from discontinued operations	332	—	332

Total current liabilities	116,108	1,964	118,072

Long-term debt, net of current maturities	25,980	—	25,980
Other noncurrent liabilities	12,463	2	12,465

Total liabilities	154,551	1,966	156,517

Stockholders’ equity	144,782	(1,376)	143,406

Total liabilities and stockholders’ equity	$299,333	$590	$299,923

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE INFORMATION

	Three months ended June 30, 2009			Nine months ended June 30, 2009
	As		As	As		As
	Reported	Adjustments	Restated	Reported	Adjustments	Restated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues	$172,185	$—	$172,185	$512,860	$(330)	$512,530
Cost of services	139,858	590	140,448	421,085	1,903	422,988

Gross profit	32,327	(590)	31,737	91,775	(2,233)	89,542

Selling, general and administrative expenses	26,671	163	26,834	84,216	(1,605)	82,611
(Gain) loss on sale of assets	(221)	—	(221)	(399)	—	(399)
Restructuring charges	645	(57)	588	3,347	309	3,656

Income from operations	5,232	(696)	4,536	4,611	(937)	3,674

Other (income) expense
Interest expense	1,325	—	1,325	3,415	—	3,415
Interest (income)	(67)	—	(67)	(340)	—	(340)
Other, net	621	—	621	404	10	414

Interest and other expense, net	1,879	—	1,879	3,479	10	3,489

Income from continuing operations before income taxes	3,353	(696)	2,657	1,132	(947)	185
Provision for income taxes	1,896	(517)	1,379	941	(598)	343

Net income (loss) from continuing operations	1,457	(179)	1,278	191	(349)	(158)

Discontinued operations
Loss from discontinued operations	217	—	217	115	—	115
Provision (benefit) for income taxes	117	—	117	73	—	73

Net loss from discontinued operations	100	—	100	42	—	42

Net Income (loss)	$1,557	$(179)	$1,378	$233	$(349)	$(116)

Basic earnings (loss) per share:
Continuing operations	$0.10	$(0.01)	$0.09	$0.02	$(0.02)	$(0.01)

Discontinued operations	$0.01	$0.00	$0.01	$0.00	$0.00	$0.00

Total	$0.11	$(0.01)	$0.10	$0.02	$(0.02)	$(0.01)

Diluted earnings (loss) per share
Continuing operations	$0.10	$(0.01)	$0.09	$0.02	$(0.02)	$(0.01)

Discontinued operations	$0.01	$0.00	$0.01	$0.00	$0.00	$0.00

Total	$0.11	$(0.01)	$0.10	$0.02	$(0.02)	$(0.01)

Shares used in the computation of earnings (loss) per share:
Basic	14,339,066	14,339,066	14,339,066	14,326,747	14,326,747	14,326,747

Diluted	14,403,139	14,403,139	14,403,139	14,348,238	14,348,238	14,348,238